Exhibit 99.1

Jasper Therapeutics Appoints Herb Cross as Chief Financial Officer

Jeet Mahal Continues as COO

REDWOOD CITY, Calif., September 25, 2023 (GLOBE NEWSWIRE) -- Jasper Therapeutics, Inc. (Nasdaq: JSPR) (Jasper), a biotechnology company focused on the development of briquilimab, a novel antibody therapy targeting c-Kit (CD117) to address diseases such as chronic spontaneous urticaria (CSU), lower to intermediate risk myelodysplastic syndromes (LR-MDS) as well as novel stem cell transplant conditioning regimens, today announced the appointment of Herb Cross, an experienced senior financial executive, as the company’s Chief Financial Officer (CFO). Jeet Mahal, who previously held both CFO and Chief Operating Officer (COO) roles, will continue as the company’s COO.

“We are very pleased to welcome Herb, who brings more than twenty years of public company executive leadership experience to our team, as our new CFO,” said Ronald Martell, Chief Executive Officer of Jasper. “With multiple clinical studies of briquilimab in Chronic Spontaneous Urticaria, Low to Intermediate Risk MDS and hematopoietic stem cell transplant either ongoing or planned to start this year, we are taking the opportunity to strengthen our leadership team in preparation for continued growth. The addition of Herb also allows Jeet Mahal to focus on our increasing operational needs in his ongoing role as our COO.”

"I am excited to join Jasper at an important time in its development, particularly given the growing set of compelling data supporting the continued development of briquilimab,” said Herb Cross. “I look forward to building on the company’s strong foundation and am eager to begin working with the leadership team to help realize briquilimab’s potential.”

Mr. Cross brings more than two decades of experience in financial leadership roles at both public and private biotechnology companies. Before joining Jasper, he served as CFO at Atreca, leading its initial public offering and holding responsibility for all administrative functions, including finance, corporate communications, human resources and corporate services. Prior to Atreca, he was CFO at ARMO BioSciences, with responsibility for all administrative functions and business development, and led its initial public offering and served as CFO through the sale of the company to Eli Lilly in 2018. Mr Cross also served as CFO and interim Chief Executive Officer at KaloBios Pharmaceuticals, and was CFO at Affymax as well. Mr. Cross began his career at Arthur Andersen, LLP, and received a Bachelor of Science in Business Administration from the Haas School of Business at the University of California, Berkeley. He is a certified public accountant, currently inactive, in the state of California.

Mr. Mahal joined Jasper in December 2019 from Portola Pharmaceuticals, where he worked for 11 years and held a number of positions of increasing leadership, most recently as Vice President, Business Development and Vice President, Strategic Marketing. He led the successful execution of multiple business development partnerships for Andexxa®, Bevyxxa® and cerdulatinib. He also played a key role in Portola Pharmaceuticals’ equity financings, including its initial public offering and multiple royalty transactions. Earlier in his career, he was Director, Business and New Product Development, at Johnson & Johnson on the Xarelto® development and strategic marketing team. He started his career in the drug development laboratories at COR Therapeutics.

Inducement Grant

In connection with the appointment of Mr. Cross as its Chief Financial Officer, on September 22, 2023, Jasper granted Mr. Cross an option to purchase 550,000 shares of its voting common stock (the “Option”). The Option was granted pursuant to the Jasper Therapeutics, Inc. Amended and Restated 2022 Inducement Equity Incentive Plan, as approved by the compensation committee of Jasper’s board of directors on March 14, 2022 and as amended and restated on June 2, 2023, and was granted as an inducement material to Mr. Cross’ employment with Jasper in accordance with Nasdaq Listing Rule 5635(c)(4). The exercise price of the Option is $0.78. The Option will vest over four years, with 25% of the total number of shares vesting on September 22, 2024 and 1/48th of the total number of shares subject to the Option vesting monthly thereafter, subject in each case to Mr. Cross’ continued service to Jasper on each vesting date. Jasper is providing this information in accordance with Nasdaq Listing Rule 5635(c)(4).

About Jasper

Jasper is a clinical-stage biotechnology company developing briquilimab, a monoclonal antibody targeting c-Kit (CD117) as a therapeutic for chronic urticaria and lower to intermediate risk myelodysplastic syndromes (MDS) and as a conditioning agent for stem cell transplants for rare diseases such as sickle cell disease (SCD), Fanconi anemia (FA) and severe combined immunodeficiency (SCID). To date, briquilimab has a demonstrated efficacy and safety profile in over 145 dosed patients and healthy volunteers, with clinical outcomes as a conditioning agent in SCID, acute myeloid leukemia (AML), MDS, FA, and SCD. For more information, please visit us at www.jaspertherapeutics.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding briquilimab’s potential, the development of briquilimab for CSU, LR-MDS and stem cell transplant conditioning and plans to commence multiple clinical studies of briquilimab, briquilimab’s further development and the strategic direction for briquilimab. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jasper and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Many actual events and circumstances are beyond the control of Jasper. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the risk that the potential product candidates that Jasper develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Jasper will be unable to successfully market or gain market acceptance of its product candidates; the risk that prior study results may not be replicated; the risk that Jasper’s product candidates may not be beneficial to patients or successfully commercialized; patients’ willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper’s business; the risk that third parties on which Jasper depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics; the risk that Jasper will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; and other risks and uncertainties indicated from time to time in Jasper’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Reports on Form 10-Q. If any of these risks materialize or Jasper’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While Jasper may elect to update these forward-looking statements at some point in the future, Jasper specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Jasper’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

John Mullaly (investors)

LifeSci Advisors

617-429-3548

jmullaly@lifesciadvisors.com

Jeet Mahal (investors)

Jasper Therapeutics

650-549-1403

jmahal@jaspertherapeutics.com

Lauren Barbiero (media)

Real Chemistry

646-564-2156

lbarbiero@realchemistry.com